UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 23, 2007

(Date of Earliest Event Reported)

PENN VIRGINIA GP HOLDINGS, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33171	20-5116532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2007, the Compensation and Benefits Committee of PVG GP, LLC, general partner of Penn Virginia GP Holdings, L.P. (the “Partnership”), approved amendments to the PVG GP, LLC Long-Term Incentive Plan and PVG GP, LLC Non-Employee Directors Deferred Compensation Plan (collectively, the “Plans”) to (a) comply with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), and (b) provide for the issuance of uncertificated units of the Partnership’s common units (the “Amended Plans”). The corresponding form of grant agreements under the Plans were also amended accordingly (the “Amended Grant Documents”).

On October 25, 2007, the Board of Directors of Penn Virginia Resource GP, LLC (the “General Partner”), general partner of Penn Virginia Resource Partners, L.P. (“PVR”), approved amendments to the Penn Virginia Resource GP, LLC Second Amended and Restated Long-Term Incentive Plan and Penn Virginia Resource GP, LLC Non-Employee Directors Deferred Compensation Plan (collectively, the “PVR Plans”) to (a) comply with Section 409A and (b) provide for the issuance of uncertificated units of PVR’s common units (the “PVR Amended Plans”). The corresponding form of grant agreements under the PVR Plans were also amended accordingly (the “PVR Amended Grant Documents”).

The Partnership owns 100% of the General Partner, which holds a 2% general partner interest in PVR, and an approximately 42% limited partner interest in PVR.

A copy of the Amended Plans and PVR Amended Plans, the form of Amended Grant Documents and PVR Amended Grant Documents are filed as Exhibits to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	PVG GP, LLC Amended and Restated Long-Term Incentive Plan.

10.2	Form of Agreement for Deferred Common Unit Grants under the PVG GP, LLC Amended and Restated Long-Term Incentive Plan.

10.3	Form of Agreement for Restricted Unit Awards under the PVG GP, LLC Amended and Restated Long-Term Incentive Plan.

10.4	PVG GP, LLC Amended and Restated Non-Employee Directors Deferred Compensation Plan.

10.5	Penn Virginia Resource GP, LLC Third Amended and Restated Long-Term Incentive Plan (incorporated by reference to Exhibit 10.1 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K filed on October 29, 2007).

10.6	Form of Agreement for Deferred Common Unit Grants under the Penn Virginia Resource GP, LLC Third Amended and Restated Long-Term Incentive Plan (incorporated by reference to Exhibit 10.2 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K filed on October 29, 2007).

10.7	Form of Agreement for Restricted Unit Awards under the Penn Virginia Resource GP, LLC Third Amended and Restated Long-Term Incentive Plan (incorporated by reference to Exhibit 10.3 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K filed on October 29, 2007).

10.8	Penn Virginia Resource GP, LLC Amended and Restated Non-Employee Directors Deferred Compensation Plan (incorporated by reference to Exhibit 10.4 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K filed on October 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2007

Penn Virginia GP Holdings, L.P.
By:	PVG GP, LLC,
its general partner

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Vice President, General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description

10.1	PVG GP, LLC Amended and Restated Long-Term Incentive Plan.

10.2	Form of Agreement for Deferred Common Unit Grants under the PVG GP, LLC Amended and Restated Long-Term Incentive Plan.

10.3	Form of Agreement for Restricted Unit Awards under the PVG GP, LLC Amended and Restated Long-Term Incentive Plan.

10.4	PVG GP, LLC Amended and Restated Non-Employee Directors Deferred Compensation Plan.

10.5	Penn Virginia Resource GP, LLC Third Amended and Restated Long-Term Incentive Plan (incorporated by reference to Exhibit 10.1 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K filed on October 29, 2007).

10.6	Form of Agreement for Deferred Common Unit Grants under the Penn Virginia Resource GP, LLC Third Amended and Restated Long-Term Incentive Plan (incorporated by reference to Exhibit 10.2 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K filed on October 29, 2007).

10.7	Form of Agreement for Restricted Unit Awards under the Penn Virginia Resource GP, LLC Third Amended and Restated Long-Term Incentive Plan (incorporated by reference to Exhibit 10.3 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K filed on October 29, 2007).

10.8	Penn Virginia Resource GP, LLC Amended and Restated Non-Employee Directors Deferred Compensation Plan (incorporated by reference to Exhibit 10.4 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K filed on October 29, 2007).